Exhibit E-3
                                  Form U-13-60
                     Mutual and Subsidiary Service Companies
                            Revised February 7, 1980


                                  ANNUAL REPORT


                                 FOR THE PERIOD


             Beginning January 1, 1999 and Ending December 31, 1999
                   --------------------- --------------------


                                     TO THE


                     U.S. SECURITIES AND EXCHANGE COMMISSION


                                       OF

                             GPU INTERNATIONAL, INC.
                 ---------------------------------------------
                        (Exact Name of Reporting Company)


                          A Subsidiary Service Company
             -------------------------------------------------------
                           ("Mutual" or "Subsidiary")


Date of Incorporation August 31, 1990 If not Incorporated, Date of Organization_________________

State or Sovereign Power under which Incorporated or Organized  Delaware
                                                               ---------

                                                         1 Upper Pond Road
Location of Principal Executive Offices of Reporting Co. Parsippany, NJ 07054
                                                         --------------------


        Name, title, and address of officer to whom correspondence concerning this report should be addressed:

                                                           1 Upper Pond Road
R. P. Lantzy,     President and CEO                        Parsippany, NJ 07054
-------------------------------------------------------------------------------
   (Name)             (Title)                                   (Address)


Name of Principal Holding Company Whose Subsidiaries are served by Reporting
Company:


                                    GPU, INC.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR USE OF FORM U-13-60

      1. Time of Filing.--Rule 94 provides that on or before the first day of May in each calendar year, each mutual service company and each subsidiary service company as to which the Commission shall have made a favorable finding pursuant to Rule 88, and every service company whose application for approval or declaration pursuant to Rule 88 is pending shall file with the Commission an annual report on Form U-13-60 and in accordance with the Instructions for that form.

      2. Number of Copies.--Each annual report shall be filed in duplicate. The company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report become necessary.

      3. Period Covered by Report.--The first report filed by any company shall cover the period from the date the Uniform System of Accounts was required to be made effective as to that company under Rules 82 and 93 to the end of that calendar year. Subsequent reports should cover a calendar year.

      4. Report Format.--Reports shall be submitted on the forms prepared by the Commission. If the space provided on any sheet of such form is inadequate, additional sheets may be inserted of the same size as a sheet of the form or folded to such size.

      5. Money Amounts Displayed.--All money amounts required to be shown in financial statements may be expressed in whole dollars, in thousands of dollars or in hundred thousands of dollars, as appropriate and subject to provisions of Regulation S-X (S210.3-01(b)).

      6. Deficits Displayed.--Deficits and other like entries shall be indicated by the use of either brackets or a parenthesis with corresponding reference in footnotes. (Regulation S-X, S210.3-01(c))

      7. Major Amendments or Corrections.--Any company desiring to amend or correct a major omission or error in a report after it has been filed with the Commission shall submit an amended report including only those pages, schedules, and entries that are to be amended or corrected. A cover letter shall be submitted requesting the Commission to incorporate the amended report changes and shall be signed by a duly authorized officer of the company.

      8. Definitions.--Definitions contained in Instruction 01-8 to the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies, Public Utility Holding Company Act of 1935, as amended February 2, 1979 shall be applicable to words or terms used specifically within this Form U-13-60.

      9. Organization Chart.--The service company shall submit with each annual report a copy of its current organization chart.

     10. Methods of Allocation.--The service company shall submit with each annual report a listing of the currently effective methods of allocation being used by the service company and on file with the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935.

     11. Annual Statement of Compensation for Use of Capital Billed.--The service company shall submit with each annual report a copy of the annual statement supplied to each associate company in support of the amount of compensation for use of capital billed during the calendar year.

     LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS                      Page
                                                                       Number
-------------------------------------------------------------------------------
   Description of Schedules and Accounts        Schedule or Account
                                                     Number
-------------------------------------------------------------------------------

COMPARATIVE BALANCE SHEET                          Schedule I           4-5
-------------------------

  SERVICE COMPANY PROPERTY                         Schedule II          6-7

  ACCUMULATED PROVISION FOR DEPRECIATION
  AND AMORTIZATION OF SERVICE COMPANY PROPERTY     Schedule III          8

  INVESTMENTS                                      Schedule IV           9

  ACCOUNTS RECEIVABLE FROM ASSOCIATE
  COMPANIES                                        Schedule V           10

  FUEL STOCK EXPENSES UNDISTRIBUTED                Schedule VI          11

  STORES EXPENSE UNDISTRIBUTED                     Schedule VII         12

  MISCELLANEOUS CURRENT AND ACCRUED ASSETS         Schedule VIII        13

  MISCELLANEOUS DEFERRED DEBITS                    Schedule IX          14

  RESEARCH, DEVELOPMENT, OR DEMONSTRATION
  EXPENDITURES                                     Schedule X           15

  PROPRIETARY CAPITAL                              Schedule XI          16

  LONG-TERM DEBT                                   Schedule XII         17

  CURRENT AND ACCRUED LIABILITIES                  Schedule XIII        18

  NOTES TO FINANCIAL STATEMENTS                    Schedule XIV         19

COMPARATIVE INCOME STATEMENT                       Schedule XV          20
----------------------------

  ANALYSIS OF BILLING - ASSOCIATE COMPANIES        Account 457          21

  ANALYSIS OF BILLING - NONASSOCIATE COMPANIES     Account 458          22

  ANALYSIS OF CHARGES FOR SERVICE - ASSOCIATE
  AND NONASSOCIATE COMPANIES                       Schedule XVI         23

  SCHEDULE OF EXPENSE BY DEPARTMENT OR
  SERVICE FUNCTION                                 Schedule XVII       24-25

  DEPARTMENTAL ANALYSIS OF SALARIES                Account 920          26

  OUTSIDE SERVICES EMPLOYED                        Account 923          27

  EMPLOYEE PENSIONS AND BENEFITS                   Account 926          28

  GENERAL ADVERTISING EXPENSES                     Account 930.1        29

  MISCELLANEOUS GENERAL EXPENSES                   Account 930.2        30

  RENTS                                            Account 931          31

  DEPRECIATION AND AMORTIZATION                    Account 403          32

  TAXES OTHER THAN INCOME TAXES                    Account 408          33

  DONATIONS                                        Account 426.1        34

  OTHER DEDUCTIONS                                 Account 426.5        35

  NOTES TO STATEMENT OF INCOME                     Schedule XVIII       36

LISTING OF INSTRUCTIONAL FILING REQUIREMENTS
--------------------------------------------                            Page
                                                                       Number
-------------------------------------------------------------------------------


Description of Reports or Statements
-------------------------------------------------------------------------------


ORGANIZATION CHART                                                      37
------------------




METHODS OF ALLOCATION                                                   38
---------------------




ANNUAL STATEMENT OF COMPENSATION FOR USE                                39
----------------------------------------
OF CAPITAL BILLED
-----------------




EXHIBIT                                                                 40
-------





NOTE: Dollar figures in this report are shown in thousands unless otherwise noted.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -------------------------

-------------------------------------------------------------------------------

                     SCHEDULE I - COMPARATIVE BALANCE SHEET
                     --------------------------------------

Give balance sheet of the Company as of December 31 of the current and prior year.

-------------------------------------------------------------------------------
ACCOUNT                 ASSETS AND OTHER DEBITS           AS OF DECEMBER 31
-------------------------------------------------------------------------------
                                                     CURRENT           PRIOR
                                                     --------        -------
  SERVICE COMPANY PROPERTY
  ------------------------

101 Service company property  (Schedule II)          $106,777        $107,312
107 Construction work in progress (Schedule II)             -               -
                                                      -------         -------
               Total Property                         106,777         107,312

108 Less accumulated provision for depreciation
         and amortization of service company
         property (Schedule III)                       29,425          20,470
                                                      -------         -------
               Net Service Company Property            77,352          86,842
                                                      -------         -------

  INVESTMENTS
  -----------

123 Investments in assoc. companies (Schedule IV)      54,229          63,373
124 Other investments (Schedule IV)                    29,756          33,125
                                                      -------         -------
         Total Investments                             83,985          96,498
                                                      -------         -------

  CURRENT AND ACCRUED ASSETS
  --------------------------

131 Cash                                               12,273           4,589
134 Special deposits                                   12,937          11,643
135 Working funds                                           -               -
136 Temporary cash investments (Schedule IV)            6,682          20,846
141 Notes receivable                                   15,957          20,389
143 Accounts receivable                                14,692          20,752
144 Accumulated provision for uncollectible
         accounts                                      (5,056)         (5,012)
146 Accounts receivable from associate
         companies (Schedule V)                         7,407          24,392
152 Fuel stock expenses undistributed
         (Schedule VI)                                    208             228
154 Materials and supplies                                699             675
163 Stores expense undistributed (Schedule VII)             -               -
165 Prepayments                                         1,338           1,922
171 Interest Receivable                                   433           1,826
174 Miscellaneous current and accrued
         assets (Schedule VIII)                             -          71,716
                                                      -------         -------
         Total Current and Accrued Assets              67,570         173,966
                                                      -------         -------

  DEFERRED DEBITS
  ---------------

181 Unamortized debt expense                                -               -
184 Clearing accounts                                       -               -
186 Miscellaneous deferred debits (Schedule IX)        59,308               -
188 Research, development, or demonstration
         expenditures (Schedule X)                          -               -
190 Accumulated deferred income taxes                  64,411          40,217
                                                      -------         -------
         Total Deferred Debits                        123,719          40,217
                                                      -------         -------

         TOTAL ASSETS AND OTHER DEBITS               $352,626        $397,523
                                                      =======         =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.

-------------------------------------------------------------------------------

                     SCHEDULE I - COMPARATIVE BALANCE SHEET
                     --------------------------------------

-------------------------------------------------------------------------------

ACCOUNT               LIABILITIES AND PROPRIETARY CAPITAL    AS OF DECEMBER 31
-------------------------------------------------------------------------------
                                                      CURRENT           PRIOR
                                                     --------          -------
  PROPRIETARY CAPITAL

201 Common stock issued (Schedule XI)                $    100        $    100
211 Miscellaneous paid-in-capital (Schedule XI)       127,966         144,466
215 Appropriated retained earnings (Schedule XI)            -               -
216 Unappropriated retained earnings (deficit)
         (Schedule XI)                                  1,105         (11,622)
                                                      -------         -------
               Total Proprietary Capital              129,171         132,944
                                                      -------         -------

  LONG-TERM DEBT

223 Advances from assoc. companies (Schedule XII)           -               -
224 Other long-term debt  (Schedule XII)                    -               -
225 Unamortized premium on long-term debt                   -               -
226 Unamortized discount on long-term debt-debit            -               -
                                                      -------         -------
               Total Long-term Debt                         -               -
                                                      -------         -------

  CURRENT AND ACCRUED LIABILITIES

231 Notes payable                                           -          11,600
232 Accounts payable                                    5,810           8,736
233 Notes payable to associate
         companies (Schedule XIII)                          -               -
234 Accounts payable to associate
         companies (Schedule XIII)                      1,769          19,365
236 Taxes accrued                                           -               -
237 Interest accrued                                        -               -
238 Dividends declared                                      -               -
241 Tax collections payable                               115            -
242 Miscellaneous current and accrued
         liabilities (Schedule XIII)                   14,946          16,942
                                                      -------         -------
               Total Current and Accrued Liabilities   22,640          56,643
                                                      -------         -------

  DEFERRED CREDITS

253 Other deferred credits                            174,855         198,646
255 Accumulated deferred investment tax credits             -               -
                                                      -------         -------
               Total Deferred Credits                 174,855         198,646
                                                      -------         -------

282 ACCUMULATED DEFERRED INCOME TAXES                  25,960           9,290
    ---------------------------------

         TOTAL LIABILITIES AND PROPRIETARY
         CAPITAL                                     $352,626        $397,523
                                                      =======         =======

                                                                     6

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------

                     SCHEDULE II - SERVICE COMPANY PROPERTY
                     --------------------------------------
-------------------------------------------------------------------------------
                           BALANCE AT               RETIREMENTS     OTHER         BALANCE AT
                            BEGINNING   ADDITIONS       OR         CHANGES 1/      CLOSE OF
                                                                           -
  DESCRIPTION                OF YEAR                   SALES                       YEAR
-------------------------------------------------------------------------------------------

SERVICE COMPANY PROPERTY
------------------------

Account
-------

301   ORGANIZATION

303   MISCELLANEOUS

      INTANGIBLE PLANT

304   LAND & LAND RIGHTS   $   901       $   -       $    -    $       -         $   901

305   STRUCTURES AND
      IMPROVEMENTS

306   LEASEHOLD
      IMPROVEMENTS             840          18            -         (315)1/          543
                                                                         -

307   EQUIPMENT 2/             109          18            -           -              127
                -

308   OFFICE FURNITURE
      AND EQUIPMENT          2,271         108          (16)          -            2,363

309   AUTOMOBILES, OTHER
      VEHICLES AND
      RELATED GARAGE
      EQUIPMENT                 32           -            -           -               32

310   AIRCRAFT AND
      AIRPORT EQUIPMENT

311   OTHER SERVICE
      COMPANY PROPERTY 3/  103,159         179                       (527)       102,811
                       -   -------      ------       -------      --------       -------

             SUB-TOTAL     107,312         323          (16)         (842)       106,777
                           -------      ------       -------      --------       -------


107   CONSTRUCTION WORK
      IN PROGRESS 4/             -           -            -             -             -
                  -


     TOTAL               $ 107,312     $    323     $   (16)      $   (842)     $ 106,777
                           =======      =======      =======        =======       =======



  1/  PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
  -
         REFURBISHMENT ALLOWANCE FROM LANDLORD

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------

                      For the Year Ended December 31, 1999
                                         -----------------


-------------------------------------------------------------------------------

                             SCHEDULE II - CONTINUED
                             -----------------------

2/ SUBACCOUNTS ARE REQUIRED FOR EACH CLASS OF EQUIPMENT OWNED. THE SERVICE COMPANY SHALL PROVIDE A LISTING BY SUBACCOUNT OF EQUIPMENT ADDITIONS DURING THE YEAR AND THE BALANCE AT THE CLOSE OF THE YEAR:

                                                                     BALANCE AT
                   SUBACCOUNT DESCRIPTION            ADDITIONS        CLOSE OF
                                                                       YEAR
                                                                     ----------


    N/A
                                                         ------          ------
                                             TOTAL     $   -           $    -
                                                         ======          ======



3/    DESCRIBE OTHER SERVICE COMPANY PROPERTY:
-

THE SERVICE COMPANY PROPERTY ACCOUNT REPRESENTS A 80 MEGAWATT COGENERATION FACILITY LOCATED IN GEDDES, NEW YORK WHICH WAS PLACED INTO COMMERCIAL OPERATION IN DECEMBER 1993. THE FACILITY SELLS SUBSTANTIALLY ALL OF ITS STEAM OUTPUT TO CRUCIBLE SPECIALTY METALS FOR USE IN AN ADJACENT INDUSTRIAL FACILITY AND ITS ELECTRICAL OUTPUT TO NIAGARA MOHAWK CORPORATION.

-------------------------------------------------------------------------------

4/   DESCRIBE CONSTRUCTION WORK IN PROGRESS:
-

     N/A

                                                                     8


                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------

                                  SCHEDULE III
                                  ------------

                   ACCUMULATED PROVISION FOR DEPRECIATION AND

                    AMORTIZATION OF SERVICE COMPANY PROPERTY
                    ----------------------------------------

-------------------------------------------------------------------------------

                           BALANCE AT     ADDITIONS                                  BALANCE
                           BEGINNING        CHARGED                OTHER CHANGES     CLOSE OF
      DESCRIPTION           OF YEAR          TO       RETIREMENTS   ADD (DEDUCT)1/     YEAR
                                                                                -
                                         ACCOUNT 403

Account
-------

301   ORGANIZATION

303   MISCELLANEOUS

      INTANGIBLE PLANT

304   LAND & LAND RIGHTS

305   STRUCTURES AND
      IMPROVEMENTS

306   LEASEHOLD

      IMPROVEMENTS            $   95        $   40       $   -            $   -     $   135

307   EQUIPMENT                   89            15           -                -         104

308   OFFICE FURNITURE
      AND FIXTURES             1,428           240           -                -       1,668

309   AUTOMOBILES, OTHER
      VEHICLES AND
      RELATED GARAGE
      EQUIPMENT                   16             4           -                -          20

310   AIRCRAFT AND
      AIRPORT EQUIPMENT

311   OTHER SERVICE
      COMPANY PROPERTY        18,842         8,656           -                -      27,498


                             $20,470       $ 8,955       $   -           $    -     $29,425
                              ======         =====        ====             ====      ======



1/    PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
-

            N/A

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------


                            SCHEDULE IV - INVESTMENTS
                            -------------------------
-------------------------------------------------------------------------------

INSTRUCTIONS:       Complete the following schedule concerning investments.

                    Under   Account  124,   "Other   Investments",   state  each
investment separately, with description, including, the name of issuing company, number of shares or principal amount, etc.

                    Under Account 136, "Temporary Cash Investments", list each investment separately.

-------------------------------------------------------------------------------
                                                      BALANCE AT     BALANCE AT
           DESCRIPTION                                 BEGINNING       CLOSE OF
                                                        OF YEAR          YEAR
-------------------------------------------------------------------------------

ACCOUNT 136 - TEMPORARY CASH INVESTMENTS

           MARKETABLE SECURITIES                       $20,846         $ 6,682
                                                        ======          ======


ACCOUNT 123 - INVESTMENT IN ASSOCIATE COMPANIES


      PRIME ENERGY LIMITED PARTNERSHIP                 $11,234         $10,369
      ONONDAGA COGENERATION LIMITED PARTNERSHIP            213               -
      LAKE COGEN LIMITED PARTNERSHIP                     9,024           2,066
      PASCO COGEN LIMITED                               15,128          14,980
      SELKIRK CORPORATION PARTNERS, L.P.                 9,040           7,758
      Syracuse Orange Partners                            (180)              -
      Mid-Georgia Cogeneration Limited Partnership      18,914          19,056
                                                       -------         -------

                                              TOTAL    $63,373         $54,229
                                                       =======         =======


ACCOUNT 124 - OTHER INVESTMENTS


      GPU SOLAR (INVESTMENT 50% OWNERSHIP)             $   166         $   575
      CO. OWNED LIFE INSURANCE -
        CASH SURRENDER VALUE                                93              99
      BALLARD GENERATION SYSTEMS, INC. (EQUITY
          INVESTMENT 10.65% OWNERSHIP)                  14,030          13,400
      CARRIED INTEREST - SYRACUSE ORANGE PARTNERS        1,125               -
      INTANGIBLE ASSETS - NCP ACQUISITION               15,792          13,023
      ENVIROTECH INVESTMENT FUND                         1,822           2,659
      BALLARD POWER SYSTEMS, INC. (WARRANTS TO
           ACQUIRE 300,000 COMMON SHARES)                   97               -
                                                        ------          ------

                                              TOTAL    $33,125         $29,756
                                                        ======          ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------



            SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES
            ---------------------------------------------------------
-------------------------------------------------------------------------------

INSTRUCTIONS:     Complete the following  schedule listing  accounts  receivable from each associate company. Where the service company has provided accommodation or convenience payments for associate companies, a separate listing of total payments for each associate company by subaccount should be provided.

                                                      BALANCE AT     BALANCE AT
           DESCRIPTION                                BEGINNING      CLOSE OF
                                                       OF YEAR         YEAR
-------------------------------------------------------------------------------

ACCOUNT 146 -  ACCOUNTS RECEIVABLE FROM ASSOCIATE
               COMPANIES                               $24,392         $7,407














                                                        ------          -----
                                      TOTAL            $24,392         $7,407
                                                        ======          =====


ANALYSIS OF CONVENIENCE OR ACCOMMODATION PAYMENTS:                      TOTAL
                                                                       PAYMENTS
                                                                       --------

                N/A
                                                                       --------
                                                TOTAL PAYMENTS              -
                                                                       ========

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------

                 SCHEDULE VI - FUEL STOCK EXPENSES UNDISTRIBUTED
                 -----------------------------------------------
-------------------------------------------------------------------------------

INSTRUCTIONS:       Report  the  amount  of labor  and  expenses  incurred  with respect to fuel stock expenses during the year and indicate amount attributable to each associate company. Under the section headed "Summary" listed below give an overall report of the fuel functions performed by the service company.

--------------------------------------------------------------------------------
           DESCRIPTION                               LABOR   EXPENSES      TOTAL
--------------------------------------------------------------------------------

ACCOUNT 152 - FUEL STOCK EXPENSES UNDISTRIBUTED       $  -      $ 208       $208




















                                                      ----      -----      -----
                                         TOTAL       $   -     $  208     $  208
                                                      ====      =====      =====



SUMMARY:    ONONDAGA COGENERATION LIMITED PARTNERSHIP              $  208

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                   SCHEDULE VII - STORES EXPENSE UNDISTRIBUTED

INSTRUCTIONS:     Report the amount of labor and expenses incurred with respect to stores expense during the year and indicate amount attributable to each associate company.


           DESCRIPTION                          LABOR       EXPENSES      TOTAL



ACCOUNT 163 - STORES EXPENSE UNDISTRIBUTED



                  N/A
                                                -----          -----      -----
                                TOTAL               -              -           -
                                                =====          =====      ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

-------------------------------------------------------------------------------



                                  SCHEDULE VIII
                                  -------------

                    MISCELLANEOUS CURRENT AND ACCRUED ASSETS
                    ----------------------------------------
-------------------------------------------------------------------------------

INSTRUCTIONS:     Provide detail of items in this account.  Items less than
                  $10,000 may be grouped, showing the number of items in each group.
--------------------------------------------------------------------------------

                                                        BALANCE AT    BALANCE AT
                  DESCRIPTION                           BEGINNING       CLOSE OF
                                                          OF YEAR          YEAR
--------------------------------------------------------------------------------

ACCOUNT 174 - MISCELLANEOUS CURRENT AND ACCRUED
              ASSETS

              PREPAYMENT FOR FUEL CELLS (1)               $ 4,250       $    -

              Swap Contract - Onondaga cogen (1)           62,395            -

              SECURITY DEPOSITS - ONONDAGA COGEN (2)        5,071            -














                                              TOTAL       $71,716            -
                                                           ======       ======


(1)  Balance reclassed to account 186 in 1999.
(2)  Balance reclassed to account 134 in 1999.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                   SCHEDULE IX - MISCELLANEOUS DEFERRED DEBITS
                   -------------------------------------------
--------------------------------------------------------------------------------


INSTRUCTIONS:     Provide detail of items in this account.  Items less than
                  $10,000 may be grouped by class showing the number of items in each class.
--------------------------------------------------------------------------------
                                                      BALANCE AT     BALANCE AT
               DESCRIPTION                             BEGINNING       CLOSE OF
                                                         OF YEAR        YEAR
--------------------------------------------------------------------------------

ACCOUNT 186 - MISCELLANEOUS DEFERRED DEBITS

              PREPAYMENT FOR FUEL CELLS (1)             $     -       $ 4,250

              Swap Contract - Onondaga cogen (1)              -        55,058







                                                         ------        ------
                                       TOTAL            $     -       $59,308
                                                         ======        ======



           (1) Balances were shown in Account 174 in 1998.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                                   SCHEDULE X
                                   ----------

               RESEARCH, DEVELOPMENT OR DEMONSTRATION EXPENDITURES
               ---------------------------------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS: Provide a description of each material research, development, or demonstration project which incurred costs by the service corporation during the year.

--------------------------------------------------------------------------------
           DESCRIPTION                                          AMOUNT
--------------------------------------------------------------------------------

ACCOUNT 188 -  RESEARCH, DEVELOPMENT, OR DEMONSTRATION
               EXPENDITURES

               N/A

                                                                     16

                                                 ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                                  -----------------------

                                                   For the Year Ended December 31, 1999

                                                                      -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE XI - PROPRIETARY CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF             PAR OR STATED
ACCOUNT NUMBER             CLASS OF STOCK                 SHARES                  VALUE         OUTSTANDING CLOSE OF PERIOD
                                                        AUTHORIZED              PER SHARE       NO. OF SHARES     TOTAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
       201              COMMON STOCK ISSUED                100                  $1 000*              100           $100, 000*
------------------------------------------------------------------------------------------------------------------------------------
    INSTRUCTIONS:     Classify amounts in each account with brief explanation, disclosing the general nature of transactions which gave rise to the reported amounts.

------------------------------------------------------------------------------------------------------------------------------------
                      DESCRIPTION                                                                        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT 211 - MISCELLANEOUS PAID-IN CAPITAL                                                            $127,966

ACCOUNT 215 - APPROPRIATED RETAINED EARNINGS                                                                  0
                                                                                                       --------

                                                                                TOTAL                  $127,966
                                                                                                       ========
------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS:   Give particulars concerning net income or (loss) during the year, distinguishing between compensation for the use of capital owed or net loss remaining from servicing nonassociates per the General Instructions of the Uniform System of Accounts.  For dividends paid during the year in cash or otherwise, provide rate percentage, amount of dividend, date declared and date paid.

------------------------------------------------------------------------------------------------------------------------------------
                                                              BALANCE AT     NET INCOME  CUMULATIVE     UNREALIZED      BALANCE AT
                DESCRIPTION                                   BEGINNING         OR       TRANSLATION     GAIN ON         CLOSE OF
                                                               OF YEAR         (LOSS)    ADJUSTMENT        MES             YEAR
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT 216 - UNAPPROPRIATED RETAINED EARNINGS                 $(14,520)      $11,337       $  7        $      -          $(3,176)

                  Unrealized gain on Marketable
                  Equity Securities (MES)                         2,898             -          -           1,383             4,281
                                                                -------        ------        ---         -------             -----

                                     TOTAL                     $(11,622)        $11,337     $  7        $  1,383           $ 1,105
                                                               ========         =======     ====        ========           =======



* In Whole Dollars

                                                                     17

                                                ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                                 -----------------------

                                                  For the Year Ended December 31, 1999
                                                                     -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE XII- LONG-TERM DEBT
------------------------------------------------------------------------------------------------------------------------------------
   INSTRUCTIONS: Advances from associate companies should be reported separately for advances on notes, and advances on open account.
                 Names of associate  companies from which advances were received shall be shown under the class and series of obligation column.
                 For  Account  224 - Other  long term debt  provide  the name of creditor company or organization, terms of the obligation, date of  maturity,  interest  rate,  and the amount  authorized  and outstanding.
------------------------------------------------------------------------------------------------------------------------------------
                                   TERMS OF OBLIG      DATE                               BALANCE AT                      BALANCE AT
    NAME OF CREDITOR               CLASS & SERIES       OF       INTEREST     AMOUNT      BEGINNING                  1/        CLOSE
                                                                                                                     -
                                   OF OBLIGATION      MATURITY    RATE      AUTHORIZED     OF YEAR  ADDITIONS  DEDUCTIONS    OF YEAR
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT 223 - ADVANCES FROM ASSOCIATE
                  COMPANIES:                          NONE



ACCOUNT 224 - OTHER LONG-TERM DEBT:                   NONE


1/  GIVE AN EXPLANATION OF DEDUCTIONS:

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------
--------------------------------------------------------------------------------

                 SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES
                 -----------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide balance of notes and accounts payable to each associate company. Give description and amount of miscellaneous current and accrued liabilities. Items less than $10,000 may be grouped, showing the number of items in each group.
--------------------------------------------------------------------------------
                                                       BALANCE AT     BALANCE AT
               DESCRIPTION                             BEGINNING          END
                                                        OF YEAR         OF YEAR
--------------------------------------------------------------------------------

ACCOUNT 233 -  NOTES PAYABLE TO ASSOCIATE COMPANIES

               NONE
                                                           ------        ----
                                              TOTAL           -             -
                                                           ======        ====
--------------------------------------------------------------------------------

ACCOUNT 234 -  ACCOUNTS PAYABLE TO ASSOCIATE
               COMPANIES

               BROOKLYN ENERGY LP                       $     -       $      9
               GPU SERVICE CORPORATION                      986          1,759
               GPU ELECTRIC                              18,379              -
               MID-GEORGIA                                    -              1
                                                         ------         ------
                                              TOTAL     $19,365        $ 1,769
                                                         ======         ======


ACCOUNT 242 -  MISCELLANEOUS CURRENT AND ACCRUED
                LIABILITIES

ACCRUALS        - EMPLOYEE BONUS                          1,283          1,008
                - VACATION                                  810            285
                - LEGAL FEES                              1,345            580
                - CONSULTING                                202            175
                - ACCRUED MANAGEMENT FEES                     -             66
                - ACCRUED OVERHAUL                        8,589         10,310
                - OTHER                                   4,555          2,132 A
                - DEFERRED LEASE PAYABLE                      -            156
                - ACCRUED AUDIT FEES                        158            206
                - HEALTH SPENDING ACCT W/H                    -             20
                - 5 ITEMS LESS THAN $10,000                   -              8
                                                         ------         ------
                                             TOTAL      $16,942        $14,946
                                                         ======         ======

A   OCLP                                                  476            1,258
    EI SERVICES, INC.                                      39              120
    LAKE                                                   28               25
    EI SELKIRK                                             53               92
    GPUI                                                3,910              381
    EI FUELS                                               35               34
    GEDDES                                                                 209
    NCP HOUSTON POWER                                                       10
    OTHER                                                  14                3
                                                        -----          -------
                                                       $4,555         $  2,132
                                                        =====          =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                                  SCHEDULE XIV
                                  ------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:     The space below is provided for important  notes regarding the
                  financial   statements   or  any  account   thereof.   Furnish
                  particulars  as  to  any  significant   contingent  assets  or
                  liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

--------------------------------------------------------------------------------

The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                                   SCHEDULE XV
                                   -----------

                               STATEMENT OF INCOME
                               -------------------
--------------------------------------------------------------------------------

ACCOUNT         DESCRIPTION                      CURRENT YEAR      PRIOR YEAR

--------------------------------------------------------------------------------
INCOME
------

457     Services rendered to associate companies       $ 72,100     $ 72,256
458     Services rendered to nonassociate companies           -            -
421     Equity earnings (losses)                         10,105        7,523
421     Interest and dividend income                      2,496        3,489
421     Gain on sale of assets                           14,781        9,146
                                                        -------      -------

                                    Total Income         99,482       92,414
                                                        -------     --------

   EXPENSE

920     Salaries and wages                                2,593        7,251
921     Office supplies and expenses                        150          137
922     Administrative expense transferred

        credit                                                -            -
923     Outside services employed                         3,551        7,593
924     Property insurance                                   80          149
925     Injuries and damages                                  -            -
926     Employee pensions and benefits                    2,234        2,518
928     Regulatory commission expense                         -            -
930.1   General advertising expenses                          -            5
930.2   Miscellaneous general expenses                   63,318       52,683
931     Rents                                               773          759
932     Maintenance of structures and equipment               -            -
403     Depreciation and amortization expense             9,401        4,560
408     Taxes other than income taxes                       328          492
409     Income taxes                                     15,382       (3,991)
410     Provision for deferred income taxes                           13,094
411     Provision for deferred income taxes -
        credit                                           (5,904)           -
411.5   Investment tax credit                                 -            -
426.1   Donations                                            29            7
426.5   Other deductions                                 (4,834)      (5,213)
427     Interest on long-term debt                            -          748
430     Interest on debt to associate
        companies                                             -            -
431     Other interest expense                            1,044            -
                                                        -------      -------

                           Total Expense                 88,145       80,792
                                                        -------      -------

              Net Income or (Loss)                     $ 11,337     $ 11,622
                                                        =======      =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------




                               ANALYSIS OF BILLING
                               -------------------

                               ASSOCIATE COMPANIES
                                   ACCOUNT 457

                                    DIRECT    INDIRECT     COMPENSATION
NAME OF ASSOCIATE COMPANY           COSTS     FOR USE        AMOUNT       TOTAL
                                    CHARGED   CHARGE      OF CAPITAL      BILLED
                                    --------------------------------------------
                                    457-1     457-2        457-3
--------------------------------------------------------------------------------


PRIME ENERGY LIMITED PARTNERSHIP   $ 1,803   $  -          $  -        $   1,803

CAMCHINO ENERGY CORPORATION            291      -             -              291

ONONDAGA COGENERATION LIMITED
  PARTNERSHIP                       21,862      -             -           21,862

ELMWOOD ENERGY CORPORATION              85      -             -               85

LAKE COGEN LIMITED                  44,681      -             -           44,681

PROJECT ORANGE ASSOCIATES              343      -             -              343

MID GEORGIA COGEN                      612      -             -              612

PASCO COGEN LIMITED                    196      -             -              196

EI SERVICES, INC.                       49      -             -               49

NCP ENERGY, INC.                     1,371      -             -            1,371

EI FUELS, INC.                         783      -             -              783

GPU INTERNATIONAL, INC.                 24      -             -               24
                                    ------    ---           ---           ------

    TOTAL                          $72,100   $  -          $  -          $72,100
                                   ======     ===           ===           ======


                                                                                                                       22

                                            ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                            ------------------------

                                               For the Year Ended December 31, 1999
                                                                  -----------------

------------------------------------------------------------------------------------------------------------------------------------

                                                        ANALYSIS OF BILLING
                                                        -------------------
                                                      NONASSOCIATE COMPANIES
                                                            ACCOUNT 458

------------------------------------------------------------------------------------------------------------------------------------

                                                DIRECT        INDIRECT     COMPENSATION           EXCESS
                                                COSTS         COSTS        FOR USE        TOTAL      OR          TOTAL
NAME OF NONASSOCIATE COMPANY                    CHARGED       CHARGED       OF CAPITAL    COST    DEFICIENCY     AMOUNT
                                                -------       -------       ----------            ----------
                                                 458-1          458-2          458-3                458-4        BILLED

------------------------------------------------------------------------------------------------------------------------------------

NOT APPLICABLE



------------------------------------------------------------------------------------------------------------------------------------




INSTRUCTION: Provide a brief description of the services rendered to each nonassociated company:

                                                                     23

                                            ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                            ------------------------

                                               For the Year Ended December 31, 1999
                                                                  -----------------

                                                           SCHEDULE XVI
                                                           ------------
                                                  ANALYSIS OF CHARGES FOR SERVICE
                                                  -------------------------------

                                               ASSOCIATE AND NONASSOCIATE COMPANIES
                                               ------------------------------------

                                      ASSOCIATE COMPANY CHARGES   NONASSOC. CO. CHARGES   TOTAL CHARGES FOR SERVICE
                                      -------------------------   ---------------------   -------------------------
                                      DIRECT   INDIRECT           DIRECT INDIRECT         DIRECT  INDIRECT
       DESCRIPTION OF ITEMS            COST      COST    TOTAL    COST    COST    TOTAL   COST    COST       TOTAL
-------------------------------------------------------------------------------------------------------------------------

920    SALARIES AND WAGES
921    OFFICE SUPPLIES AND EXPENSES
922    ADMINISTRATIVE EXPENSE TRANSFERRED-
         CREDIT

923    OUTSIDE SERVICES EMPLOYED                                       NOT APPLICABLE
924    PROPERTY INSURANCE
925    INJURIES AND DAMAGES
926    EMPLOYEE PENSIONS AND BENEFITS
928    REGULATORY COMMISSION EXPENSE
930.1  GENERAL ADVERTISING EXPENSES
930.2  MISCELLANEOUS GENERAL EXPENSES
931    RENTS

932    MAINTENANCE OF STRUCTURES AND
         EQUIPMENT

403    DEPRECIATION AND AMORTIZATION
         EXPENSE

408    TAXES OTHER THAN INCOME TAXES
409    INCOME TAXES
410    PROVISION FOR DEFERRED INCOME TAXES
411    PROVISION FOR DEFERRED INCOME TAXES
         - CREDIT

411.5  INVESTMENT TAX CREDIT
426.1  DONATIONS

426.5  OTHER DEDUCTIONS
427    INTEREST ON LONG-TERM DEBT
430    INTEREST ON DEBT TO ASSOCIATE
         COMPANIES

431    OTHER INTEREST EXPENSE

--------------------------------------------------------------------------------

INSTRUCTION:  Total cost of service will equal for  associate  and  nonassociate companies the total amount billed under their separate analysis of billing schedules.

--------------------------------------------------------------------------------

                       TOTAL EXPENSES  =
COMPENSATION FOR USE OF EQUITY CAPITAL =
430    INTEREST ON DEBT TO ASSOCIATE
                            COMPANIES  =
                TOTAL COST OF SERVICE  =
       ------------------------------

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------

                      For the Year Ended December 31, 1999
                                         -----------------

                                  SCHEDULE XVII
                                  -------------
                        SCHEDULE OF EXPENSE DISTRIBUTION
                        --------------------------------
                                       BY
                         DEPARTMENT OR SERVICE FUNCTION
--------------------------------------------------------------------------------
                         DEPARTMENT OR SERVICE FUNCTION
                         ------------------------------

                                              TOTAL                   OFFICE OF
D E S C R I P T I O N  O F  I T E M S         AMOUNT     OVERHEAD     PRESIDENT
-------------------------------------------------------------------------------


920    SALARIES AND WAGES
921    OFFICE SUPPLIES AND EXPENSES
922    ADMINISTRATIVE EXPENSE  TRANSFERRED -
         CREDIT

923    OUTSIDE SERVICES EMPLOYED
924    PROPERTY INSURANCE
925    INJURIES AND DAMAGES
926    EMPLOYEE PENSIONS AND BENEFITS                       NOT APPLICABLE
928    REGULATORY COMMISSION EXPENSE
930.1  GENERAL ADVERTISING EXPENSE
930.2  MISCELLANEOUS GENERAL EXPENSES
931    RENTS

932    MAINTENANCE OF STRUCTURES AND
         EQUIPMENT

403    DEPRECIATION AND AMORTIZATION
         EXPENSE

408    TAXES OTHER THAN INCOME TAXES
409    INCOME TAXES
410    PROVISION FOR DEFERRED INCOME TAXES
411    PROVISION FOR DEFERRED INCOME TAXES
         - CREDIT

411.5  INVESTMENT TAX CREDIT
426.1  DONATIONS

426.5  OTHER DEDUCTIONS
427    INTEREST ON LONG-TERM DEBT
430    INTEREST ON DEBT TO ASSOCIATE
         COMPANIES

431    OTHER INTEREST EXPENSE

--------------------------------------------
INSTRUCTION: Indicate each department or
             service function. (See Instruc-
             tion 01-3 General Structure of
             Accounting System: Uniform
             System Account)
--------------------------------------------

--------------------------------------------------------------------------------
                     TOTAL EXPENSES =
-----------------------------------

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                          -----------------
--------------------------------------------------------------------------------

                                  SCHEDULE XVII
                                  -------------
                        SCHEDULE OF EXPENSE DISTRIBUTION
                        --------------------------------
                                       BY
                         DEPARTMENT OR SERVICE FUNCTION
                         ------------------------------
--------------------------------------------------------------------------------
              D E P A R T M E N T OR S E R V I C E F U N C T I O N
--------------------------------------------------------------------------------

ACCOUNT  TECHNICAL    NUCLEAR    COMMUN-    ADMIN &    CORPORATE  CORPORATE
NUMBER   FUNCTIONS   ASSURANCE   CATIONS    FINANCE    SERVICES   SECRETARY

920
921
922
923
924
925
926                         NOT APPLICABLE
928
930.1
930.2

931
932
403
408
409
410
411
411.5
426.1
426.5

427
430
431

TOTAL

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                        DEPARTMENTAL ANALYSIS OF SALARIES
                        ---------------------------------

                                   ACCOUNT 920
--------------------------------------------------------------------------------
                                    DEPARTMENTAL SALARY EXPENSE          NUMBER
                            -----------------------------------------
NAME OF DEPARTMENT                  INCLUDED IN AMOUNTS BILLED TO      PERSONNEL
------------------                 --------------------------------    ---------
Indicate each department    TOTAL     SALARY       OTHER          NON      ND OF
or service function.        AMOUNT    EXPENSE    ASSOCIATES    ASSOCIATES   YEAR
--------------------------------------------------------------------------------

GPU International, Inc.    $ 5,660    $ 5,660    $     -     $     -         53


                           -------    -------    -------         -----    -----
                   TOTAL   $ 5,660    $ 5,660    $     -     $     -         53
                           =======    =======     ======         =====    =====

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------
--------------------------------------------------------------------------------

                            OUTSIDE SERVICES EMPLOYED
                          ----------------------------
                                   ACCOUNT 923

--------------------------------------------------------------------------------

INSTRUCTIONS:     Provide  a  breakdown  by  subaccount   of  outside   services
                  employed. If the aggregate amounts paid to any one payee and included within one subaccount is less than $25,000, only the aggregate number and amount of all such payments included within the subaccount need be shown. Provide a subtotal for each type of service.

--------------------------------------------------------------------------------
                                       RELATIONSHIP
                                       ------------
                                       "A"=ASSOCIATE
FROM WHOM PURCHASED       ADDRESS      "NA"- NON               AMOUNT
                                        ASSOCIATE
--------------------------------------------------------------------------------
Schedule of Outside Services Employed for GPU International, Inc. will be filed separately under a request for confidential treatment.

ACCOUNTING SERVICES                                           $     50

GENERAL & ADMINISTRATIVE EXPENSES                                2,322

CONSULTING EXPENSES                                              1,190

LEGAL EXPENSES                                                    (154)

OTHER DEVELOPMENT FEES                                             143
                                                               -------

                             TOTAL                            $  3,551
                                                               =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                         EMPLOYEE PENSIONS AND BENEFITS
                         ------------------------------

                                   ACCOUNT 926
                                   -----------

--------------------------------------------------------------------------------

INSTRUCTIONS:     Provide a listing of each pension plan and benefit program provided by the service company. Such listing should be limited to $25,000.

--------------------------------------------------------------------------------
           DESCRIPTION                                             AMOUNT
--------------------------------------------------------------------------------
           HEALTH AND DENTAL INSURANCE                            $   596

           PENSION PLANS                                               85

           EMPLOYEE SAVINGS PLAN                                      221

           VACATION ACCRUAL                                          (512)

           DEFERRED COMPENSATION                                      188

           BONUS                                                      789

           FICA                                                       409

           SUI                                                         28

           EDUCATIONAL ASSISTANCE                                      79

           OTHER PAYROLL EXPENSES                                     351
                                                                  -------













                        TOTAL                                    $  2,234
                                                                  =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                          GENERAL ADVERTISING EXPENSES
                          ----------------------------

                                  ACCOUNT 930.1
                                  -------------

--------------------------------------------------------------------------------

INSTRUCTIONS:      Provide a listing of the amount  included  in Account  930.1,
                   "General   Advertising   Expenses",   classifying  the  items
                   according to the nature of the advertising and as defined in the account definition. If a particular class includes an amount in excess of $3,000 applicable to a single payee, show separately the name of the payee and the aggregate amount applicable thereto.

--------------------------------------------------------------------------------

          DESCRIPTION            NAME OF PAYEE                AMOUNT
--------------------------------------------------------------------------------



                                      NONE

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                         MISCELLANEOUS GENERAL EXPENSES
                         ------------------------------

                                  ACCOUNT 930.2
                                  -------------
--------------------------------------------------------------------------------
INSTRUCTIONS:     Provide a listing of the  amount  included  in Account  930.2,
                  "Miscellaneous  General  Expenses",  classifying such expenses according to their nature.  Payments and expenses permitted by
                  Section 321 (b) (2) of the Federal  Election  Campaign Act, as
                  amended by Public Law 94-283 in 1976 (2  U.S.C.S.  441 (b) (2)
                  shall be separately classified.
--------------------------------------------------------------------------------

       DESCRIPTION                                                AMOUNT

FUEL EXPENSE                                                     $31,541

OPERATING EXPENSES - LAKE AND ONONDAGA                            29,686

EMPLOYEE TRAINING EXPENSE                                            626

FINANCING FEES                                                       240

TEMPORARY HELP                                                       105

TELEPHONE                                                             87

EMPLOYEE RECRUITING AND RELOCATION EXPENSE                            82

EQUIPMENT AND FURNITURE RENTAL                                        78

SEMINARS AND TRAINING                                                 66

POSTAGE                                                               49

BANK SERVICE CHARGE                                                   45

PUBLICATIONS                                                          42

MEETINGS AND CONFERENCES                                              21

MISCELLANEOUS EXPENSES                                               650
                                                                 -------

                        TOTAL                                    $63,318
                                                                  ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------
                                      RENTS
                                      -----

                                   ACCOUNT 931
                                   -----------
--------------------------------------------------------------------------------
INSTRUCTIONS:     Provide a listing of the amount included in Account 931,
                  "Rents", classifying such expenses by major groupings of
                  property, as defined in the account definition of the Uniform
                  System of Accounts.
--------------------------------------------------------------------------------

           TYPE OF PROPERTY                                           AMOUNT
--------------------------------------------------------------------------------

           OFFICE SPACE                                              $   773












                        TOTAL                                       $   773
                                                                     ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                      DEPRECIATION AND AMORTIZATION EXPENSE
                      -------------------------------------

                                   ACCOUNT 403
                                   -----------
--------------------------------------------------------------------------------

ONONDAGA COGENERATION LIMITED PARTNERSHIP                      $ 8,738

LAKE COGEN LIMITED                                                  11

NCP ENERGY, INC.                                                    61

NCP LAKE POWER, INC.                                               101

NCP DADE, INC.                                                      71

OTHER                                                              419
                                                                ------

          TOTAL                                                $ 9,401
                                                                ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                          TAXES OTHER THAN INCOME TAXES
                          -----------------------------

                                   ACCOUNT 408
                                   -----------

--------------------------------------------------------------------------------
INSTRUCTION:      Provide an analysis of Account 408, "Taxes Other Than Income
                  Taxes". Separate the analysis into two groups: (1) other than U.S. Government taxes, and (2) U.S. Government taxes. Specify each of the various kinds of taxes and show the amounts thereof. Provide a subtotal for each class of tax.

--------------------------------------------------------------------------------
                        KIND OF TAX                                 AMOUNT
--------------------------------------------------------------------------------

              (1)     U.S. GOVERNMENT TAXES
                      ---------------------

                                                                   $     0



                             Sub Total                                   0
                                                                    ------


              (2)     OTHER THAN U.S. GOVERNMENT TAXES
                      --------------------------------

                      NEW YORK GROSS RECEIPTS TAXES                    314

                      SALES/USE TAX                                     14
                                                                    ------

                             Sub Total                                 328
                                                                    ------










                             TOTAL                                 $   328
                                                                    ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------
--------------------------------------------------------------------------------



                                    DONATIONS
                                    ---------

                                  ACCOUNT 426.1
                                  -------------

INSTRUCTION:      Provide a listing of the  amount  included  in Account  426.1,
                  "Donations",  classifying  such  expenses by its purpose.  The aggregate  number and amount of all items of less than  $3,000 may be shown in lieu of details.

--------------------------------------------------------------------------------

NAME OF RECIPIENT                    PURPOSE OF DONATION            AMOUNT
--------------------------------------------------------------------------------


GPU Foundation                       Education                      $ 20



United Way of Morris County          Contribution to annual            4
                                     campaign



8 Others (Under $3,000)                                                5
                                                                    ----


                                     TOTAL                         $  29
                                                                    ====

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                                OTHER DEDUCTIONS
                                ----------------

                                  ACCOUNT 426.5
                                  -------------

--------------------------------------------------------------------------------
INSTRUCTIONS: Provide a listing of the amount included in Account 426.5, "Other
              Deductions", classifying such expenses according to their nature.

--------------------------------------------------------------------------------
           DESCRIPTION                     NAME OF PAYEE              AMOUNT
--------------------------------------------------------------------------------



FOREIGN CURRENCY EXCHANGE LOSS                                      $     (1)

INVESTMENT VALUATION ALLOWANCE (LAKE)                                  6,500

AMORTIZATION OF DEFERRED GAIN                                        (11,333)
                                                                     --------

                             Total                                  $ (4,834)
                                                                     ========

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1999
                                         -----------------


--------------------------------------------------------------------------------
                                 SCHEDULE XVIII
                                 --------------

                          NOTES TO STATEMENT OF INCOME
                          ----------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:     The space below is provided for important  notes regarding the
                  statement   of  income  or  any   account   thereof.   Furnish
                  particulars  as  to  any  significant   increase  in  services
                  rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

--------------------------------------------------------------------------------

The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------
                      For the Year Ended December 31, 1999
                                         -----------------

--------------------------------------------------------------------------------

                               ORGANIZATION CHART
                               ------------------
--------------------------------------------------------------------------------

                ------------------------------------------------------
                -               BOARD OF DIRECTORS                   -
                -                                                    -
                -                   Chairman                         -
                -                                                    -
                ------------------------------------------------------
                  -                                                  -
                  -               President & CEO                    -
                  -                                                  -
                  ----------------------------------------------------
                   -                                                 -
                   -              Legal Support                      -
                   -                                                 -
                   ---------------------------------------------------
                   -                                                 -
                   -     Vice President - Business Development       -
                   -                                                 -
                   ---------------------------------------------------
                   -                                                 -
                   -     Vice President - Business Mgt.              -
                   -                                                 -
                   ---------------------------------------------------
                   -                                                 -
                   -       Vice President & Comptroller              -
                   -                                                 -
                   ---------------------------------------------------
                   -                                                 -
                   - Director - Business Ops. and Technology         -
                   -                                                 -
                   ---------------------------------------------------
                   -                                                 -
                   -        Director Midlands Projects               -
                   -                                                 -
                   ---------------------------------------------------

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------
--------------------------------------------------------------------------------
                              METHODS OF ALLOCATION
                              ---------------------
--------------------------------------------------------------------------------







Not Applicable

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ------------------------


           ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED
           ----------------------------------------------------------







                        NONE

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ------------------------
--------------------------------------------------------------------------------
                                     EXHIBIT
                                     -------

--------------------------------------------------------------------------------
The following information is provided in accordance with an Amendment No. 3 to the GPU International (GPUI) Application on Form U-1 dated December 13, 1996 (SEC File No. 70-8913) filed under the Public Utility Holding Company Act of 1935.

(a) Each investment  made by GPUI in a Subsidiary or the Enterprise,  as defined
--------------------------------------------------------------------------------
in the Amendment, during the previous year.
-------------------------------------------

GPUI has committed to invest $23.25 million in Ballard Generation Systems,  Inc.
(BGS) by mid-year 2000 for (1) up to a 13% equity interest in BGS; (2) two 250 KW fuel cell power plants for field trials; (3) non-transferable warrants to purchase 300,000 common shares in BPS at a price of Canadian $9.15 per share; and (4) an option to acquire 425,000 shares of BGS preferred stock.
Investments to date are:

                  1996    $ 6.00 million
                  1997      9.25 million
                  1998      4.00 million
                           -----
                          $19.25 million

(b) A general description of the activities of the Enterprise in the previous
    -------------------------------------------------------------------------
year.
-----

BGS develops, manufactures and markets stationary fuel cell power plants worldwide. The Ballard Fuel Cell is a proprietary zero-emission engine that converts natural gas, methanol, or hydrogen fuel into electricity without combustion. Through strategic alliances with global leaders in targeted markets, BPS combines technology leadership in fuel cells and fuel cell systems with the product engineering, manufacturing, marketing, distribution and service capabilities of strategic partners.

(c) The number of GPUI  employees  providing  services  to the  Enterprise  on a
--------------------------------------------------------------------------------
regular basis during the previous year.
---------------------------------------

   ONE

(d) The revenues and expenses of the Enterprise during the previous year.
    ---------------------------------------------------------------------

There were $4.2 million in revenues and $17.6 million in expenses.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------






                                SIGNATURE CLAUSE

                Pursuant  to the  requirements  of the  Public  Utility  Holding

          Company Act of 1935 and the rules and  regulations  of the  Securities and Exchange Commission issued thereunder, the undersigned company has duly caused this report to be signed on its behalf by the  undersigned officer thereunto duly authorized.



                GPU INTERNATIONAL, INC.
          --------------------------------
              (Name of Reporting Company)

          By: /s/ R. P. Lantzy
             ----------------------------------------
          (Signature of Signing Officer)

          R. P. Lantzy, President and CEO
          -------------------------------------------
          (Printed Name and Title of Signing Officer)


          Date:   4/30/00
                ------------